UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21927

MSS SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(Address of Principal Executive Offices)(Zip Code)

Gregory B. Getts

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio 43215

Registrant’s Telephone Number, including Area Code:  (440) 922-0066

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE FALLEN ANGELS INCOME FUND

ANNUAL REPORT

JULY 31, 2018

  Series Trust

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PRESIDENT’S MESSAGE TO FELLOW SHAREHOLDERS

JULY 31, 2018 (UNAUDITED)

Dear Shareholder,

For the fiscal year ended July 31, 2018, the Fallen Angels Income Fund had a total return of 9.67%, while its benchmark, the Dow Jones Moderate Portfolio Index had a total return of 7.45%.

The Fallen Angels Income Fund remains overweight equities in comparison to its benchmark. The target weighting for equities in the Fallen Angels Income fund for the fiscal year 2018 was 70%. The Dow Jones Moderate Portfolio Index maintains a target weight of 60% equities. The Fallen Angels Income Fund almost remains overweight below investment grade bonds and cash as compared to its benchmark.

The top equity contributors for the fiscal year 2018 included MasterCard (MA), Hilton (HLT), Microsoft (MSFT), Norfolk Southern (NSC), Union Pacific (UNP), and Visa (V).

We purchased Hilton after a three-way spin-off transaction. The original Hilton Worldwide was split into a REIT, a company focused on the timeshare business and Hilton. Hilton became the stand-alone franchise and hotel management business. The new asset-light business model meant Hilton could increase its return on invested capital, leading to a rise in earnings, and increasing the amount of excess capital the company could return to shareholders. Hilton was also set to increase its international market share with the newest hotels being built under its brand. After we purchased Hilton our investment thesis came to fruition driving above average equity returns in the position during the fiscal year.

The top detractors to performance for the fiscal year 2018 were Anheuser-Busch InBev (BUD), PepsiCo (PEP), Procter & Gamble (PG), and Philip Morris (PM).

Anheuser-Busch InBev, like a lot big name brand consumer discretionary companies, is facing a secular shift in U.S. consumer tastes. Anheuser-Busch InBev dominates the domestic premium market with Budweiser and Bud Light. But this category is facing declining volume sales. As of June 2018, the U.S. domestic premium market volume sales declined 3.8% year-over-year while U.S. craft beer volumes increased by 3.6%. U.S. premium domestic sales still dominate with more than $13 billion versus $4 billion for craft beers. While management is working on stabilizing sales in the premium domestic market, Anheuser-Busch InBev is seeing growth in its "above premium" brands. Michelob Ultra leads this group; its sales and volumes have grown for 12 straight quarters.

Internationally, Anheuser-Busch InBev is growing volumes and sales. Corona is the number one imported beer in China and Europe. Year-over-year sales growth for Corona were 25% and 40% in China  and Europe. Stella Artois grew global revenues 12% year-over-year. And with the acquisition of SAB Miller Anheuser-Busch Inbev has obtained the leading portfolio of beer brands in the fast-growing Africa region.

The short-term story is focused on slowing U.S. volume sales for Bud Light and Budweiser and lost market share to craft beer. But short-term worries are overlooking the

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THE FALLEN ANGELS INCOME FUND

PRESIDENT’S MESSAGE TO FELLOW SHAREHOLDERS  (CONTINUED)

JULY 31, 2018 (UNAUDITED)

long-term value in Anheuser-Busch InBev's portfolio of global beer brands and AB InBev's ability to introduce these brands into new regions driving growth within the total portfolio.

As always, we feel immensely privileged to be entrusted with the stewardship of your capital and can assure you that we will continue to do our best every day to grow your wealth.

Glenn Busch, Gabriel Wisdom, Michael Moore

Portfolio Managers, The Fallen Angels Income Fund

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PERFORMANCE ILLUSTRATION

JULY 31, 2018 (UNAUDITED)

   AVERAGE ANNUAL TOTAL RETURN

Periods Ended 7/31/2018

(Unaudited)

FUND/INDEX	One Year	Five Year	Ten Year	Since Inception*
The Fallen Angels Income Fund	9.67%	6.65%	6.50%	4.43%
Dow Jones Moderate Portfolio Index	7.45%	6.93%	6.64%	5.99%

Growth of $10,000
25,000
20,000
15,000
10,000
5,000
11/10/2006
7/31/2007
7/31/2008
7/31/2009
7/31/2010
7/31/2011
7/31/2012
7/31/2013
7/31/2014
7/31/2015
7/31/2016
7/31/2017
7/31/2018
The Fallen Angels Income Fund $16,617
Dow Jones Moderate Portfolio Index $19,769

* The chart assumes an initial gross investment of $10,000 made on 11/10/2006 (inception).

Performance is historical and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.  Current performance may be higher or lower than performance quoted.  Returns are shown after the deduction of expenses.  The Fund’s investment objectives, risks, and expenses must be considered carefully before investing.  Performance data current to the most recent month-end may be obtained by calling (866) 663-8023.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a global all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics. Investors cannot invest directly in an index.

Per the Fund's December 1, 2017 prospectus, the Fund's total annual operating expense ratio is 2.20%.

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PORTFOLIO ANALYSIS

JULY 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

U.S. Government Agencies & Obligations
2.75%
Utilities
2.11%
Money Market Fund
6.51%
Call Options
0.00%
Information Technology
13.72%
Consumer Discretionary
18.03%
Consumer Staples
7.73%
Energy
2.51%
Industrials
9.24%
Healthcare
13.67%
Financials
23.73%

Portfolio composition is shown as of July 31, 2018 and is subject to change.  Global Industry Classification Standard "GICS" is used for the industry sector classifications and should not be used for compliance testing purposes.

Excludes securities sold short.

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SCHEDULE OF INVESTMENTS

JULY 31, 2018

Shares		Value

COMMON STOCKS - 75.35%

Consumer Discretionary - 11.24%
5,920	Twenty-First Century Fox, Inc. Class A	$ 266,400
1,485	McDonalds Corp.	233,947
2,415	The Walt Disney Co.	274,247
2,920	Yum! Brands, Inc.	231,527
		1,006,121
Consumer Staples - 7.80%
2,175	Anheuser-Busch InBev SA ADR	221,241
2,105	PepsiCo, Inc.	242,075
2,720	Philip Morris International, Inc.	234,736
		698,052
Energy - 2.53%
2,780	Exxon Mobil Corp.	226,598

Financials - 19.04%
435	BlackRock, Inc.	218,700
2,125	JP Morgan Chase & Co.	244,269
1,340	MasterCard, Inc.	265,320
4,310	Morgan Stanley	217,914
4,335	The Charles Schwab Corp.	221,345
4,700	Wells Fargo & Co.	269,263
1,955	Visa, Inc. Class A	267,327
		1,704,138
Healthcare - 13.80%
2,305	AbbVie, Inc.	212,590
3,400	Gilead Sciences, Inc.	264,622
1,840	Johnson & Johnson	243,837
2,940	Novartis AG ADR	246,666
6,690	Pfizer, Inc.	267,132
		1,234,847
Industrials - 9.33%
3,330	DowDuPont Inc.	229,004
2,035	Norfolk Southern Corp.	343,915
1,750	Union Pacific Corp.	262,308
		835,227
Information Technology - 11.61%
1,355	Apple, Inc.	257,843
2,575	Microsoft Corp.	273,156
3,820	Paychex, Inc.	263,656
3,810	Qualcomm, Inc.	244,183
		1,038,838

ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2018

Shares		Value

Transportation - 0.00%
45,000	Sea Containers Ltd. Class A (Bermuda) † *	$ -

TOTAL FOR COMMON STOCKS (Cost $4,810,865) - 75.35%		6,743,821

PREFERRED SECURITIES - 2.86%

Financials - 2.86%
201	Bank of America Corp., Series L, 7.25%, 12/31/49	255,720

TOTAL FOR PREFERRED SECURITIES (Cost $237,954) - 2.86%		255,720

Par Value		Value

CORPORATE BONDS - 11.33%

Consumer Discretionary - 6.96%
220,000	Under Armour, Inc., 3.25%, 06/15/26	198,710
204,000	Wynn Las Vegas LLC., 5.25%, 05/15/27	191,782
235,000	Yum! Brands, Inc., 3.75%, 11/01/21	232,062
		622,554
Information Technology - 2.24%
200,000	Verisign, Inc., 4.625%, 05/01/23	200,500

Utilities - 2.13%
200,000	Suburban Propane Partners L.P., 5.75%, 03/01/25	191,000

TOTAL FOR CORPORATE BONDS (Cost $1,037,044) - 11.33%		1,014,054

STRUCTURED NOTES - 2.06%

Financials - 2.06%
25,000	JP Morgan Chase & Co., 0.650%, 08/31/28 +	15,750
13,000	Morgan Stanley, 0.684%, 12/31/34 +	7,410
14,000	Morgan Stanley, 7.15%, 08/30/28	14,978
24,000	Morgan Stanley, 7.00%, 09/30/30	25,144
10,000	Morgan Stanley, 1.328%, 08/19/33 +	5,800
5,000	Morgan Stanley, 0.750%, 08/29/34 +	2,819

* Non-income producing security during the period.

† This security has been valued according to the fair value pricing policies of the Fund.

+ Variable or floating rate security in which coupon rate adjusts periodically. Maturity date shown for callable securities reflects the earliest possible call date.  For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions.  The stated rate represents the rate at July 31, 2018.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2018

Par Value		Value

Financials (Continued)
25,000	Morgan Stanley, 1.328%, 08/19/28 +	$ 15,562
25,000	Morgan Stanley, 0.440%, 09/27/28 +	16,063
22,000	Morgan Stanley, 0.700%, 06/30/34 +	12,320
20,000	Morgan Stanley, 0.912%, 03/31/35 +	11,750
34,000	Natixis U.S. LLC., 0.293%, 08/29/33 +	24,089
10,000	Natixis U.S. LLC., 0.588%, 04/30/34 +	6,528
15,000	Natixis U.S. LLC., 1.016%, 03/31/34 +	8,981
10,000	Natixis U.S. LLC., 1.064%, 10/31/34 +	6,000
10,000	Nomura, 0.116%, 05/30/2034 +	5,744
10,000	The Bank of Nova Scotia, 0.000%, 08/28/34 (Canada) +	5,481
TOTAL FOR STRUCTURED NOTES (Cost $219,896) - 2.06%		184,419

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 2.79%
250,000	US Treasury Bill, 0.00%, 03/29/18	249,250
TOTAL FOR U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost $249,244) - 2.79%		249,250

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $872) - 0.00%		12

Shares		Value

MONEY MARKET FUND - 6.57%
588,230	First American Treasury Obligation Fund Class Z 1.75% **	588,230
MONEY MARKET FUND (Cost $588,230) - 6.57%		588,230

TOTAL INVESTMENTS (Cost $7,144,105) - 100.96%		9,035,506

INVESTMENTS IN SECURITIES SOLD SHORT, AT VALUE (Proceeds $166,873) - (1.66)%		(148,334)

OTHER ASSETS LESS LIABILITIES, NET - 0.70%		62,030

NET ASSETS - 100.00%		$ 8,949,202

** Variable rate security; the coupon rate shown represents the yield at July 31, 2018.

+ Variable or floating rate security in which coupon rate adjusts periodically. Maturity date shown for callable securities reflects the earliest possible call date.  For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions.  The stated rate represents the rate at July 31, 2018.

The accompanying notes are an integral part of the financial statements.

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SCHEDULE OF PURCHASED OPTIONS

JULY 31, 2018

Contracts	Underlying Security	Notional Amount	Exercise Price	Expiration	Fair Value

CALL OPTIONS - 0.00%

300	Tesla, Inc. *	$ 150,000	$ 500	8/17/2018	$ 12

TOTAL CALL OPTIONS (Premiums Paid $872) - 0.00%					$ 12

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF SECURITIES SOLD SHORT

JULY 31, 2018

Shares		Value

COMMON STOCKS - 1.66%

Consumer Discretionary - 1.02%
305	Tesla, Inc. *	$ 90,933

Healthcare - 0.64%
3,854	MiMedx Group, Inc. *	16,379
1,800	PolarityTE, Inc. *	41,022
		57,401

TOTAL COMMON STOCKS (Proceeds $166,873) - 1.66%		148,334

TOTAL SECURITIES SOLD SHORT (Proceeds $166,873) - 1.66%		$ 148,334

* Non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

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THE FALLEN ANGELS INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2018

Assets:
Investments in Securities, at Value (Cost $7,144,105)	$ 9,035,506
Cash	147,514
Receivables:
Dividends and Interest	19,768
Prepaid Expenses	1,288
Total Assets	9,204,076
Liabilities:
Securities Sold Short, at Value (Proceeds $166,873)	148,334
Payables:
Management Fees	7,859
Administrative Fees	1,000
Transfer Agent & Accounting Fees	2,301
Distribution Fees	1,959
Shareholder Redemption	78,484
Accrued Expenses	14,937
Total Liabilities	254,874
Net Assets	$ 8,949,202

Net Assets Consist of:
Paid In Capital	$ 7,346,294
Accumulated Undistributed Net Investment Income	22,005
Accumulated Realized Loss on Investments	(329,037)
Unrealized Appreciation in Value of Investments	1,909,940
Net Assets, for 740,971 Shares Outstanding	$ 8,949,202

Net Asset Value Per Share	$ 12.08

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2018

Investment Income:
Dividends (net of foreign withholding of $3.665)	$ 209,720
Interest	59,043
Total Investment Income	268,763

Expenses:
Advisory	97,609
Administrative	7,989
Distribution (12b-1)	24,402
Transfer Agent	32,552
Registration	3,607
Custodian	7,349
Audit	9,485
Legal	11,331
Trustee	1,843
Printing and Mailing	200
Insurance	1,173
Miscellaneous	5,746
Total Expenses	203,286

Net Investment Income	65,477

Realized and Unrealized Gain on:
Realized Gain (Loss) on:
Investments	663,634
Securities Sold Short	(27,601)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	208,168
Options	(860)
Net Realized and Unrealized Gain (Loss) on Investments	843,341

Net Increase in Net Assets Resulting from Operations	$ 908,818

The accompanying notes are an integral part of the financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	7/31/2018	7/31/2017
Increase in Net Assets From Operations:
Net Investment Income	$ 65,477	$ 95,153
Net Realized Gain on Investments & Securities Sold Short	636,033	578,096
Capital Gain Distributions from Portfolio Companies	-	1,749
Unrealized Appreciation on Investments & Options	207,308	158,893
Net Increase in Net Assets Resulting from Operations	908,818	833,891

Distributions to Shareholders:
Net Investment Income	(66,504)	(89,808)
Realized Gain	-	-
Total Distributions Paid to Shareholders	(66,504)	(89,808)

Capital Share Transactions	(2,046,759)	(1,264,950)

Total Decrease in Net Assets	(1,204,445)	(520,867)

Net Assets:
Beginning of Year	10,153,647	10,674,514

End of Year (Including Undistributed Net Investment Income of $22,005 and $23,032, respectively)
	$ 8,949,202	$10,153,647

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	7/31/2018	7/31/2017	7/31/2016	7/31/2015	7/31/2014

Net Asset Value, at Beginning of Year	$ 11.09	$ 10.31	$ 9.85	$ 9.96	$ 9.19

Income (Loss) From Investment Operations:
Net Investment Income *	0.08	0.10	0.07	0.13	0.14
Net Gain (Loss) on Securities (Realized and Unrealized)	0.99	0.77	0.46	(0.10)	0.74
Total from Investment Operations	1.07	0.87	0.53	0.03	0.88

Distributions:
Net Investment Income	(0.08)	(0.09)	(0.07)	(0.14)	(0.11)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.08)	(0.09)	(0.07)	(0.14)	(0.11)

Net Asset Value, at End of Year	$ 12.08	$ 11.09	$ 10.31	$ 9.85	$ 9.96

Total Return **	9.67%	8.52%	5.47%	0.29%	9.59%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 8,949	$ 10,154	$ 10,675	$ 9,738	$ 10,205
Ratio of Expenses to Average Net Assets	2.08%	2.19%	2.36%	2.39%	2.32%
Ratio of Net Investment Income to Average Net Assets	0.67%	0.93%	0.70%	1.25%	1.39%
Portfolio Turnover	18.97%	14.53%	26.89%	35.17%	66.27%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

JULY 31, 2018

Note 1. Organization

The Fallen Angels Income Fund (the “Fund”) is a diversified series of MSS Series Trust (the “Trust”), an open-end investment company that was organized as an Ohio business trust on June 20, 2006.  The Fund commenced operations on November 10, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund, along with CCA Aggressive Return Fund, Footprints Discover Value Fund, and AINN Fund are the only series currently authorized by the Trust’s Board of Trustees (“the Board”).  The investment adviser to the Fund is American Money Management, LLC (the “Advisor”).

The Fund’s investment objective is to seek high current income with the potential for capital appreciation.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 and ASU 2013-08 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

Option Writing – When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 7 for additional disclosure on the Fund's option transactions during the year.

Repurchase Agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts – The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Short Sales – The Fund may sell a security that it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Structured Notes - The Fund may invest in structured notes.  A structured note is a type of derivative security for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.”  The impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade.

Federal Income Taxes – The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (July 31, 2015 through July 31, 2017) or expected to be taken in the Fund’s July 31, 2018 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal, however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Share Valuation – The price (net asset value) of the shares of the Fund is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing – Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

Distributions to Shareholders – The Fund typically will distribute substantially all of its net investment income in the form of dividends and capital gains to its shareholders. The Fund will distribute dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income. Distributions will be recorded on ex-dividend date.

Reclassifications – In accordance with GAAP, the Fund recorded a permanent book/tax difference of $1,490,772 from realized loss to paid in capital. The reclassification is due to the expiration of capital loss carryforwards at July 31, 2018. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative assets of the funds in the Trust.

Note 3.  Security Valuations

Processes and Structure

The Board has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated to the Advisor to apply those methods in making fair value determinations, subject to board oversight.  In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it had determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (included a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of the investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

MSS SERIES TRUST

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Fixed income securities (corporate bonds and structured notes). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in Level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

MSS SERIES TRUST

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

U.S. government securities - U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. US Treasury Bills with a maturity of 60 days or less are valued using amortized cost and included in Level 2 of the fair value hierarchy.

Derivative instruments (structured notes, warrants and options) – Derivative transactions which are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Derivative transactions traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy. Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price. These securities will be categorized in Level 2 of the fair value hierarchy if valued at other than closing price.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of July 31, 2018:

	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 6,743,820	$ -	$ -	$ 6,743,820
Corporate Bonds *	-	1,014,054	-	1,014,054
Preferred Securities *	255,720	-	-	255,720
Structured Notes	-	184,419	-	184,419
U.S. Government Agencies & Obligations	-	249,250	-	249,250
Purchased Options	12	-	-	12
Short-Term Investment	588,231	-	-	588,231
Total	$ 7,587,783	$1,447,723	$ -	$ 9,035,506

Financial Instruments—Liabilities

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 148,334	$ -	$ -	$ 148,334
Total	$ 148,334	$ -	$ -	$ 148,334

* Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended July 31, 2018. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.  The Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

MSS SERIES TRUST

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

Fair Valuation- The investment in 45,000 shares of Sea Containers Ltd., in the Fund, has been valued at $0.00 per share.  This security has been valued according to the fair value pricing policies of the Fund.

Note 4.  Investment Management Agreement

The Trust has entered into a management agreement (the “Management Agreement”) with the Advisor pursuant to which the Advisor, subject to the supervision of the Board, provides, or arranges to be provided, to the Fund investment advice and furnishes or arranges to be furnished a continuous investments program for the Fund consistent with the Fund’s investment objective and policies.  Under the Management Agreement, the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00%. For the year ended July 31, 2018, the Advisor earned a fee of $97,609 under the Management Agreement for the Fund. The Fund owed the Advisor management fees of $7,859 as of July 31, 2018.

Note 5.  Rule 12b-1 Plan

The Trust has adopted with respect to the Fund, a Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund reimburses the Advisor for certain distribution and promotion expenses activities which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to: advertising, printing of prospectuses and reports for prospective shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund incurs such distribution expenses at the rate of 0.25% per annum of the Fund’s average daily net assets. For the year ended July 31, 2018, the Fund accrued distribution (12b-1) fees under the Plan of $24,402. The Fund owed the Advisor $1,959 for distribution fees as of July 31, 2018.

Note 6.  Related Party Transactions

An interested Trustee, Gregory B. Getts, is the owner/president of Mutual Shareholder Services, LLC (“MSS”), the Fund’s transfer agent and fund accountant.  MSS receives an annual fee from the Trust of $11.50 per shareholder for the transfer agency services. For its services as fund accountant, MSS receives an annual fee from the Trust based on the average net assets of the Fund. The fund accounting fees range from $21,000 to $59,250 depending on the average net assets of the Fund.  For the year ended July 31, 2018, MSS earned $32,552 from the Fund for transfer agent and accounting services.  At July 31, 2018, the Fund owes MSS $2,301.

The Trust also had an administration agreement with Empirical Administration, LLC (“Empirical”) which provides administration and compliance services to the Fund.  Brandon M. Pokersnik is the owner/president of Empirical, and also an employee of MSS.  Mr. Pokersnik also serves as an officer of the Trust.  See the Trustee & Officer table for more information.  Empirical earns $1,000 per month for its services.  For the year ended July 31, 2018, Empirical earned $7,989 for its services.  At July 31, 2018, the Fund owed Empirical $1,000.

Note 7.  Derivative Transactions

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items

MSS SERIES TRUST

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

affect an entity’s financial position, financial performance and cash flows.

The Fund may trade financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.

As of July 31, 2018, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Derivatives
Purchased Options – equity contracts	$ 12
Structured Notes	184,419
Total Assets	$ 184,431

For the year ended July 31, 2018, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized appreciation (depreciation) on:	Equity Contracts	Total
Purchased Options	$ (860)	$ (860)
Structured Notes	(34,041)	(34,041)
	$ (34,901)	$ (34,901)

Net realized gain (loss) on:	Equity Contracts	Total
Purchased Options	$ -	$ -
Written Options	-	-
	$ -	$ -

Note 8.  Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares with no par value of separate series.  Paid in capital at July 31, 2018 was $7,346,294 for the Fund.

Transactions in capital stock for the years ended July 31, 2018 and 2017 were as follows:

	July 31, 2018		July 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	27,528	$ 316,117	41,694	$ 439,595
Shares issued in reinvestment of distributions	5,708	66,471	8,514	89,789
Shares redeemed	(207,879)	(2,429,347)	(170,319)	(1,794,334)
Net Decrease	(174,643)	$ (2,046,759)	(120,111)	$(1,264,950)

Note 9.  Investment Transactions

For the year ended July 31, 2018, purchases and sales of investment securities other than U.S. Government obligations aggregated $1,655,480 and $3,529,724. Purchases and sales of U.S. Government obligations aggregated $1,446,151 and $1,200,000. Purchases and sales of

MSS SERIES TRUST

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

options aggregated $872 and $0. Purchases and sales of securities sold short aggregated $100,624 and $140,369.

Note 10.  Tax Matters

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of July 31, 2018, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Income Fund
Unrealized Appreciation (Depreciation)	$1,909,940
Undistributed Ordinary Income	22,005
Capital loss carryforward expiring +:
2019	(329,037)
Total Distributable Earnings	$1,602,908

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years.  The Fund will not make distributions from capital gains while a capital loss remains.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  The Fund’s carryforward losses, post-October losses and post December losses are determined only at the end of each fiscal year.  Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. During the year ended July 31, 2018, the Fund utilized capital loss carryforwards of $636,033. Capital loss carryforwards of $1,490,772 expired July 31, 2018.

As of July 31, 2018, the unrealized appreciation (depreciation) and tax cost of investment securities for the Fund were as follows:

Income Fund
Gross unrealized appreciation on investment securities	$2,113,165
Gross unrealized depreciation on investment securities	(203,225)
Net unrealized appreciation on investment securities	$1,909,940

Cost of investment securities, including short-term investments	$7,144,105

The Fund paid distributions in the amount of $66,504, from ordinary income, for the year ended July 31, 2018.

The Fund paid distributions in the amount of $89,808, from ordinary income, for the year ended July 31, 2017.

MSS SERIES TRUST

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

Note 11.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of July 31, 2018, Charles Schwab, for the benefit of its customers, owned, in aggregate, approximately 85.22% of the Fund and may be deemed to control the Fund.

Note 12.  Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Fund expects the risk of loss to be remote.

Note 13.  Subsequent Events

On August 29, 2018, the Fund paid shareholders of record at August 28, 2018, a net investment income distribution of $3,709, equivalent to $0.005 per share. Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

Note 14.  New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Fallen Angels Income Fund, a series of MSS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Fallen Angels Income Fund (the “Fund”), a series of MSS Series Trust, including the schedule of investments in securities, as of July 31, 2018 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2007

Abington, Pennsylvania

September 26, 2018

MSS SERIES TRUST

THE FALLEN ANGLES INCOME FUND

EXPENSE ILLUSTRATION

JULY 31, 2018 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees, 12b-1 distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2018 through July 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2018	July 31, 2018	February 1, 2018 to July 31, 2018

Actual	$1,000.00	$995.15	$9.94
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.83	$10.04

* Expenses are equal to the Fund's annualized expense ratio of 2.01%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MSS SERIES TRUST

THE FALLEN ANGLES INCOME FUND

TRUSTEES AND OFFICERS

JULY 31, 2018 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Paul K. Rode, Esq. 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1980	Trustee	Indefinite/ October 2016- present	Attorney, Keith D. Weiner & Assoc. Co. L.P.A. since September 2005	4	None
Michael Young 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1950	Trustee	Indefinite/ October 2016 - present	November 2013-Present: Consultant/Practitioner for Purdue, Rutgers and Northeastern Universities; June 2002-November 2013: Senior Federal Security Director for U.S. Department of Homeland Security	4	None

1The "Fund Complex" consists of the MSS Series Trust.

Non-interested trustees receive $300 each per quarterly meeting.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. Gregory B. Getts [1] 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1957	Trustee	Indefinite/ October 2016 - present	Owner/President, Mutual Shareholder Services, LLC, since 1999; Owner/President Arbor Court Capital, LLC, since January 2012.	4	None
Brandon M. Pokersnik 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1978	Treasurer, Secretary and Chief Compliance Officer	Indefinite/ October 2016 - present	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	NA	NA

1 Gregory B. Getts is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and president/owner of the Fund’s transfer agent, fund accountant, and distributor.

2The "Fund Complex" consists of the MSS Series Trust.

MSS SERIES TRUST

THE FALLEN ANGLES INCOME FUND

ADDITIONAL INFORMATION

JULY 31, 2018 (UNAUDITED)

 Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 663-8023 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

The Fund's Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (866) 663-8023.  It is also included in the Fund’s SAI, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 663-8023 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Form N-Q.  The Fund's first and third fiscal quarters end on October 31 and April 30. The Fund's Form N-Q is available on the SEC’s website at http://sec.gov, or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (866) 663-8023.

Board of Trustees

Paul Rode

Michael Young

Gregory Getts

Investment Advisor

American Money Management, LLC

P.O. Box 675203

Rancho Santa Fe, CA 92067

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of The Fallen Angels Income Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2018

$ 10,500

FY 2017

$ 10,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2018

$ 0

$ 0

FY 2017

$ 0

$ 0

 (c)

Tax Fees

Registrant

Adviser

FY 2018

$ 1,600

$ 0

FY 2017

$ 1,500

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2018

$ 0

$ 0

FY 2017

$ 0

$ 0

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2018

$ 1,600

$ 0

FY 2017

$ 1,500

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSS Series Trust

By /s/ Gregory B Getts, President

     Gregory B. Getts

     President

Date: October 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gregory B. Getts, President

      Gregory B. Getts

      President

Date October 4, 2018

By /s/ Brandon M. Pokersnik

      Brandon M. Pokersnik

      Secretary

Date October 4, 2018